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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the incorporation by reference in Registration Statement No. 333-197587 on Form S-8 of our report dated March 16, 2015, relating to the consolidated financial statements of Diligent Board Member Services, Inc. appearing in this Annual Report on Form 10-K of Diligent Board Member Services, Inc. for the year ended December 31, 2014.

/s/ Deloitte & Touche LLP
New York, New York
March 16, 2015

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm